UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 12, 2010

Birner Dental Management Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Colorado

(Exact Name of Registrant as Specified in Its Charter)

0-23367	84-1307044

(Commission File Number)	(IRS Employer Identification No.)

3801 East Florida Avenue, Suite 508, Denver, CO 80210

(Address of Principal Executive Offices) (Zip Code)

(303) 691-0680

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 DFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition..

On June 12, 2010, Birner Dental Management Services, Inc. issued the attached press release reporting its financial results for the quarter and six months ended June 30, 2010.  The press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of Birner Dental Management Services, Inc. dated June 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIRNER DENTAL MANAGEMENT SERVICES, INC. a Colorado corporation

Date: June 12, 2010	By:	/s/ Dennis N. Genty
Name: Dennis N. Genty
Title: Chief Financial Officer, Secretary and Treasurer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Birner Dental Management Services, Inc. dated June 12, 2010.